UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2025

Abercrombie & Fitch Co.
(Exact name of registrant as specified in its charter)

Delaware						1-12107	31-1469076
(State or other jurisdiction of incorporation or organization)						(Commission File Number)	(IRS Employer Identification No.)

6301 Fitch Path	,	New Albany	,	Ohio			43054
(Address of principal executive offices)							(Zip Code)

Registrant’s telephone number, including area code					(614)	283-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	ANF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                        Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Abercrombie & Fitch Co. (the “Company”) held on June 11, 2025 by means of remote communication (the “Annual Meeting”), the Company’s stockholders considered and voted on the matters listed below, each of which is described in greater detail in the Definitive Proxy Statement filed by the Company with the Securities and Exchange Commission on April 28, 2025 (the “Proxy Statement”). Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting.

Proposal 1 – Elect the Ten Director Nominees Named in the Proxy Statement to Serve Until the 2026 Annual Meeting of Stockholders

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Kerrii B. Anderson	37,205,504	643,772	47,369	4,282,340
Andrew Clarke	37,800,138	62,151	34,356	4,282,340
Susie Coulter	37,792,301	58,872	45,472	4,282,340
James A. Goldman	37,250,757	609,815	36,073	4,282,340
Fran Horowitz	37,827,753	35,729	33,163	4,282,340
Helen E. McCluskey	37,682,644	178,003	35,998	4,282,340
Arturo Nuñez	37,800,434	63,046	33,165	4,282,340
Kenneth B. Robinson	37,797,040	65,211	34,394	4,282,340
Nigel Travis	37,804,147	56,758	35,740	4,282,340
Helen Vaid	37,767,933	94,623	34,089	4,282,340

As a result of the vote disclosed above, each of the ten director nominees listed above was duly elected to serve for a one-year term expiring at the Company’s 2026 Annual Meeting of Stockholders.

Proposal 2 – Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers for the Fiscal Year Ended February 1, 2025 (“Say on Pay”)

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,077,910	776,543	42,192	4,282,340

As a result of the vote disclosed above, the non-binding, advisory resolution to approve the Company’s named executive officer compensation for the fiscal year ended February 1, 2025, as reported in the Proxy Statement was duly approved by the stockholders of the Company.

Proposal 3 – Ratify the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending January 31, 2026

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,245,312	897,952	35,721	—

As a result of the vote disclosed above, the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2026 was duly ratified by the stockholders of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abercrombie & Fitch Co.

Date:	June 12, 2025	By:	/s/ Gregory J. Henchel
Gregory J. Henchel
Executive Vice President, General Counsel and Corporate Secretary